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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)—September 26, 2002

PHOTOGEN TECHNOLOGIES, INC.
(Exact name as specified in its charter)

NEVADA (State or other jurisdiction of Incorporation or organization)	0-23553 (Commission File Number)	36-4010347 (IRS Employer Identification No.)
140 Union Square Drive New Hope, Pennsylvania (Address of principal executive offices)		18938 (Zip Code)
(215) 862-6860 (Registrants' telephone number, including area code)
Not applicable (Former name or former address, if changed since last report)

Item 5.    OTHER EVENTS.

        Photogen Technologies, Inc. (the "Company") issued a press release dated September 26, 2002 which is attached as Exhibit 99.1 hereto.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  The following exhibit is filed with this report:

      Exhibit 99.1—Press Release of the Company, dated September 26, 2002.

SIGNATURES

        In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

PHOTOGEN TECHNOLOGIES, INC.
	By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D., President and Chief Executive Officer
Dated: September 26, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated September 26, 2002.

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  Item 5. OTHER EVENTS.
  Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX